										EXHIBIT 99
Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Revenues (2)
	Q1	Q2	Q3	Q4	FY
2017	140,282	152,976	181,713	265,778	740,749
2018	146,633	157,941	196,901

	Operating (loss) profit (2)
	Q1	Q2	Q3	Q4	FY
2017	(2,438)	2,164	7,430	30,979	38,135
2018	(337)	593	11,003

	Interest Expense (2)
	Q1	Q2	Q3	Q4	FY
2017	415	462	423	531	1,831
2018	544	926	1,059

	Other (Income) Expense (2)
	Q1	Q2	Q3	Q4	FY
2017	(682)	(297)	40	1,166	227
2018	(317)	859	(276)

	Income (Loss) Before Income Tax Provision (2)						Effective Income Tax Rate (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	(2,171)	1,999	6,967	29,282	36,077	2017	37.4%	38.0%	38.9%	53.0%	50.4%
2018	(564)	(1,192)	10,220			2018	25.9%	26.7%	21.3%

	Net Income (Loss) (2)
	Q1	Q2	Q3	Q4	FY
2017	(1,358)	1,239	4,259	13,765	17,905
2018	(418)	(874)	8,044

	Depreciation and amortization expense (2)
	Q1	Q2	Q3	Q4	FY
2017	1,308	1,174	1,227	1,902	5,611
2018	1,235	1,227	1,313

	Capital Expenditures (2)
	Q1	Q2	Q3	Q4	FY
2017	1,225	1,174	1,967	3,008	7,374
2018	(2,401)	(2,154)	(2,685)

	Net cash provided by (used for) operating activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(22,161)	5,900	8,561	41,140	33,440
2018	(39,134)	(17,040)	9,594

	Net cash used for investing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(1,220)	(1,158)	(1,967)	(3,008)	(7,353)
2018	(2,401)	(2,148)	(2,684)

Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1) (2)
	Q1	Q2	Q3	Q4	FY
2017	(23,381)	4,742	6,594	38,132	26,087
2018	(41,535)	(19,188)	6,910

	Net cash provided by (used for) financing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	17,263	(4,701)	(8,815)	(30,349)	(26,602)
2018	33,000	18,803	(6,757)

	Dividends Paid to NACCO Industries, Inc.
	Q1	Q2	Q3	Q4	FY
2017	3,000	—	35,000	—	38,000
2018	—	—	—

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2017	58,978	54,276	80,462	51,346	51,346
2018	85,508	105,476	99,883

	Equity (2)
	Q1	Q2	Q3	Q4	FY
2017	61,534	62,961	32,299	46,408	46,408
2018	47,637	46,010	54,450

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	On September 29, 2017, NACCO Industries, Inc. (“NACCO”, ticker symbol NC) spun-off Hamilton Beach Brands Holding Company ("the Company” or “HBBHC”).

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	114,154	127,574	153,592	219,751	615,071	2017	(1.4)%	0.4%	(2.3)%	7.1%	1.6%
2018	125,414	135,869	172,464			2018	9.9%	6.5%	12.3%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	22,615	27,128	35,023	50,938	135,704	2017	19.8%	21.3%	22.8%	23.2%	22.1%
2018	27,704	30,448	38,382			2018	22.1%	22.4%	22.3%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	21,833	21,964	26,022	24,398	94,217	2017	19.1%	17.2%	16.9%	11.1%	15.3%
2018	23,711	26,049	24,936			2018	18.9%	19.2%	14.5%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	782	5,164	9,001	26,540	41,487	2017	0.7%	4.0%	5.9%	12.1%	6.7%
2018	3,993	4,399	13,446			2018	3.2%	3.2%	7.8%

	Interest Expense
	Q1	Q2	Q3	Q4	FY
2017	380	382	343	472	1,577
2018	522	846	944

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017	(700)	(310)	26	1,150	166
2018	(329)	851	(283)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	1,102	5,092	8,632	24,918	39,744	2017	37.5%	37.3%	39.2%	51.9%	46.9%
2018	3,800	2,702	12,785			2018	26.3%	27.2%	20.4%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2017	689	3,195	5,245	11,988	21,117
2018	2,802	1,967	10,174

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2017	1,026	900	960	1,186	4,072
2018	969	967	1,055

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2017	90,132	87,789	101,323	96,359	96,359
2018	122,319	127,381	142,860

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	972	967	1,738	2,521	6,198
2018	(2,286)	(2,068)	(2,610)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2017	(11,476)	7,522	7,546	25,195	28,787
2018	(28,226)	(10,135)	10,166

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2017	(967)	(951)	(1,738)	(2,521)	(6,177)
2018	(2,286)	(2,068)	(2,610)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(12,443)	6,571	5,808	22,674	22,610
2018	(30,512)	(12,203)	7,556

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2017	14,863	(6,501)	(8,215)	(23,679)	(23,532)
2018	30,798	11,854	(7,406)

	Cash dividends to Hamilton Beach Brands Holding Company
	Q1	Q2	Q3	Q4	FY
2017	—	—	35,000	—	35,000
2018	(1,162)	(1,166)	(1,164)

	Total debt
	Q1	Q2	Q3	Q4	FY
2017	53,578	47,076	73,862	51,346	51,346
2018	83,308	96,326	90,083

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	45,511	48,895	19,077	31,409	31,409	2017	54.2%	55.1%	53.6%	55.9%	55.9%
2018	35,858	37,072	47,640			2018	64.3%	63.8%	78.7%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	208	209	209	210	210	2017	128	124	137	225	612
2018	199	199	197			2018	111	114	131

	Revenues
	Q1	Q2	Q3	Q4	FY
2017	26,665	25,868	28,644	47,343	128,520
2018	22,100	22,762	25,884

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	11,903	11,695	13,093	21,359	58,050	2017	44.6%	45.2%	45.7%	45.1%	45.2%
2018	10,115	10,377	12,004			2018	45.8%	45.6%	46.4%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	15,182	14,703	14,674	16,909	61,468	2017	56.9%	56.8%	51.2%	35.7%	47.8%
2018	14,419	14,211	14,411			2018	65.2%	62.4%	55.7%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	(3,279)	(3,008)	(1,581)	4,450	(3,418)	2017	(12.3)%	(11.6)%	(5.5)%	9.4%	(2.7)%
2018	(4,304)	(3,834)	(2,407)			2018	(19.5)%	(16.8)%	(9.3)%

	Interest Expense
	Q1	Q2	Q3	Q4	FY
2017	35	79	80	60	254
2018	22	80	115

	Other Expense
	Q1	Q2	Q3	Q4	FY
2017	18	14	14	15	61
2018	12	8	7

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	(3,332)	(3,101)	(1,675)	4,375	(3,733)	2017	35.7%	36.5%	31.0%	54.4%	12.3%
2018	(4,338)	(3,922)	(2,529)			2018	16.1%	26.1%	23.4%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2017	(2,143)	(1,970)	(1,155)	1,996	(3,272)
2018	(3,638)	(2,900)	(1,938)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2017	282	274	267	716	1,539
2018	267	259	258

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2017	21,863	19,183	18,085	9,453	9,453
2018	14,957	16,818	17,005

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	253	207	229	487	1,176
2018	116	85	75

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2017	(10,685)	(1,622)	1,017	15,945	4,655
2018	(10,898)	(6,906)	(574)

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2017	(253)	(207)	(229)	(487)	(1,176)
2018	(116)	(79)	(74)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(10,938)	(1,829)	788	15,458	3,479
2018	(11,014)	(6,985)	(648)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2017	2,400	1,800	(600)	(6,670)	(3,070)
2018	2,200	6,950	650

	Cash dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2017	3,000	—	—	—	3,000
2018	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2017	5,400	7,200	6,600	—	—
2018	2,200	9,150	9,800

	Equity
	Q1	Q2	Q3	Q4	FY
2017	16,252	14,282	13,126	15,121	15,121
2018	11,483	8,582	6,644

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.